Exhibit 99.01

Shutterfly Announces Fourth Quarter and Full Year 2011 Financial Results

●	Fourth Quarter 2011 net revenues increase 59% year-over-year to $263.8 million
●	Full Year 2011 net revenues increase 54% year-over-year to $473.3 million
●	Fourth Quarter GAAP net income of $0.97 per diluted share
●	Record Full Year Adjusted EBITDA of $83.7 million, representing 17.7% of net revenues
●	Record Full Year Free Cash Flows of $50.1 million

REDWOOD CITY, February 1, 2012 -- Shutterfly, Inc. (NASDAQ:SFLY), a leading Internet-based social expression and personal publishing service, today announced financial results for the fourth quarter and full-year ended December 31, 2011.

"Our strategic investments throughout 2011, combined with our focus on strong execution, diverse product offerings and improved efficiencies led to record revenues, adjusted EBITDA, and free cash flows,” said President and Chief Executive Officer Jeffrey Housenbold. "We continue to outpace the industry in terms of innovation, user experience, quality, and customer service. With the social expression and personal publishing markets still in the early stages, Shutterfly is well prepared to extend our leadership position in these large markets."

Fourth Quarter 2011 Financial Highlights

●	Net revenues totaled $263.8 million, a 59% year-over-year increase.
●	Q4 2011 represents the 44th consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services net revenues totaled $218.9 million, a 77% year-over-year increase.
●	Personalized Products & Services net revenues represented 83% of total net revenues.
●	Net revenues from Prints totaled $40.3 million.
●	Commercial Print net revenues totaled $4.6 million, a 104% year-over-year increase.
●	Gross profit margin was 59% of net revenues, compared to 62% in the fourth quarter of 2010.
●	Operating expenses, excluding $6.1 million of stock-based compensation, totaled $76.6 million.
●	GAAP net income was $35.4 million, compared to $32.5 million in the fourth quarter of 2010.
●	GAAP net income per diluted share was $0.97, compared to $1.09 in the fourth quarter of 2010.

●	Adjusted EBITDA was $89.3 million, compared to $60.2 million in the fourth quarter of 2010.
●	At December 31, 2011, cash and cash equivalents totaled $179.9 million.

Full Year 2011 Financial Highlights

●	Net revenues totaled $473.3 million, a 54% year-over-year increase.
●	Personalized Products & Services net revenues totaled $374.7 million, a 71% year-over-year increase.
●	Personalized Products & Services net revenues represented 79% of total net revenues.
●	Net revenues from Prints totaled $85.0 million.
●	Commercial Print net revenues totaled $13.5 million, a 165% year-over-year increase.
●	Gross profit margin was 54% of net revenues, compared to 56% in 2010.
●	Operating expenses, excluding $31.7 million of stock-based compensation, totaled $206.6 million.
●	GAAP net income was $14.0 million, compared to $17.1 million in 2010.
●	GAAP net income per diluted share was $0.40, compared to $0.59 in 2010.
●	Adjusted EBITDA was $83.7 million, compared to $67.1 million in 2010.

Fourth Quarter 2011 Operating Metrics
Shutterfly

●	Transacting customers totaled 2.8 million, a 23% year-over-year increase.
●	Orders totaled 4.6 million, a 24% year-over-year increase.
●	Average order value was $43.05, a decrease of 3% year-over-year.

TinyPrints

●	Transacting customers totaled 465 thousand, a 25% year-over-year increase.
●	Orders totaled 617 thousand, a 33% year-over-year increase.
●	Average order value, excluding 1:1 Greeting Cards, was $116.81, a 10% year-over-year increase.

Full Year 2011 Operating Metrics
Shutterfly

●	Transacting customers totaled 4.9 million, a 20% year-over-year increase.
●	Orders totaled 11.3 million, a 22% year-over-year increase.
●	Average order value was $32.57, a decrease of 1% year-over-year.

TinyPrints (Pro Forma)

●	Transacting customers totaled 1.0 million, a 36% year-over-year increase.
●	Orders totaled 1.4 million, a 54% year-over-year increase.
●	Average order value, excluding 1:1 Greeting Cards, was $110.63, an 8% year-over-year increase.

Business Outlook
First Quarter 2012:

●	Net revenues to range from $83 million to $85 million, a year-over-year increase of 45% to 49%.
●	GAAP gross profit margin to range from 42% to 43% of net revenues.
●	Non-GAAP gross profit margin to range from 44.5% to 45.5% of net revenues.
●	GAAP operating loss to range from ($25) million to ($28) million.
●	Non-GAAP operating loss to range from ($12) million to ($15) million.
●	GAAP effective tax rate to range from 45% to 55%.
●	GAAP diluted net loss per share to range from ($0.31) to ($0.43).
●	Weighted average diluted shares of approximately 35.9 million.
●	Adjusted EBITDA to range from ($6.5) million to ($8.0) million.

Full Year 2012:

●	Net revenues to range from $550 million to $560 million, a year-over-year increase of 16% to 18%.
●	GAAP gross profit margin to range from 52% to 54% of net revenues.
●	Non-GAAP gross profit margin to range from 53% to 56% of net revenues.
●	GAAP operating income to range from $17 million to $24 million.
●	Non-GAAP operating income to range from $64 million to $71 million.
●	GAAP effective tax rate to range from 45% to 55%.
●	GAAP diluted net income per share to range from $0.25 to $0.28.
●	Weighted average diluted shares of 38.9 million.
●	Adjusted EBITDA to range from 17% to 18% of net revenues.
●	Capital expenditures to range from 7.0% to 7.5% of net revenues.

Notes to the Fourth Quarter and Full Year 2011 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Personalized Products and Services (“PP&S”) net revenues primarily include Photo Books, Stationery and folded Greeting Cards, Calendars and Photo-based Merchandise. PP&S also includes net revenues from advertising and sponsorship programs.

Print net revenues consist of photo prints in Wallet, 4x6, 5x7, 8x10 and various large format sizes; as well as personalized Photo Cards manufactured using a silver halide process.

Commercial Print net revenues are excluded from PP&S and Print revenues, and primarily include variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Commercial Print) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Fourth Quarter and Full Year 2011 Conference Call

Management will review the fourth quarter and full year 2011 financial results and its expectations for the first quarter and full year 2012 on a conference call on Wednesday, February 1, 2012 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490. The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Tuesday, February 14, 2012. To hear the replay, please dial (404) 537-3406, replay passcode 41083885.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the first quarter and full year 2012 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, competition, which could lead to pricing pressure; our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  and unforeseen changes in expense levels. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended September 30, 2011, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly

Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing company and operates Shutterfly.com, Tiny Prints.com and Weddingpaperdivas.com. Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner. Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books. Shutterfly was recently named one of the top 25 Best Midsized Companies to Work For by the Great Place to Work Institute. More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010

Net revenues	$263,754	$166,200	$473,270	$307,707
Cost of net revenues	108,468	63,828	219,542	134,491
Gross profit	155,286	102,372	253,728	173,216
Operating expenses:
Technology and development	17,485	12,145	65,675	48,393
Sales and marketing	49,505	26,316	113,952	59,284
General and administrative	15,687	13,416	58,710	40,764
Total operating expenses	82,677	51,877	238,337	148,441
Income from operations	72,609	50,495	15,391	24,775
Interest expense	(64)	-	(64)	(42)
Interest and other income, net	10	20	35	482
Income before income taxes	72,555	50,515	15,362	25,215
Provision for income taxes	(37,144)	(18,002)	(1,314)	(8,088)
Net income	$35,411	$32,513	$14,048	$17,127

Net income per share:
Basic	$1.02	$1.18	$0.43	$0.63
Diluted	$0.97	$1.09	$0.40	$0.59

Weighted-average shares outstanding:
Basic	34,743	27,618	32,788	27,025
Diluted	36,490	29,924	35,007	29,249

Stock-based compensation is allocated as follows:

Cost of net revenues	$625	$128	$2,138	$508
Technology and development	2,182	753	8,201	3,069
Sales and marketing	2,574	985	11,350	3,923
General and administrative	1,333	2,201	12,181	8,866
	$6,714	$4,067	$33,870	$16,366

Shutterfly, Inc.
Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	December 31,
	2011	2010

ASSETS
Current assets:
Cash and cash equivalents	$179,915	$252,244
Accounts receivable, net	12,997	4,845
Inventories	3,726	3,580
Deferred tax asset, current portion	598	3,582
Prepaid expenses and other current assets	13,870	6,934
Total current assets	211,106	271,185
Property and equipment, net	54,123	39,726
Intangible assets, net	95,016	5,672
Goodwill	340,408	11,163
Deferred tax asset, net of current portion	3,785	11,314
Other assets	5,448	4,770
Total assets	$709,886	$343,830

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,470	$22,341
Accrued liabilities	59,271	38,831
Deferred revenue	12,106	9,731
Total current liabilities	80,847	70,903
Deferred tax liability	13,948	-
Other liabilities	6,094	3,320
Total liabilities	100,889	74,223

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 34,839 and
27,957 shares issued and outstanding at December 31, 2011 and
December 31, 2010, respectively	4	3
Additional paid-in-capital	589,067	263,726
Accumulated earnings	19,926	5,878
Total stockholders' equity	608,997	269,607
Total liabilities and stockholders' equity	$709,886	$343,830

Shutterfly, Inc.
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Twelve Months Ended
	December 31,
	2011	2010

Cash flows from operating activities:
Net income	$14,048	$17,127
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,316	23,429
Amortization of intangible assets	12,136	2,543
Stock-based compensation, net of forfeitures	33,870	16,366
Gain on disposal of property and equipment	(301)	(345)
Deferred income taxes	(5,766)	2,021
Tax benefit from stock-based compensation	8,391	5,973
Excess tax benefits from stock-based compensation	(8,380)	(5,967)
Gain on auction rate securities Rights	-	(6,266)
Loss on auction rate securities	-	6,266
Changes in operating assets and liabilities:
Accounts receivable, net	(7,205)	688
Inventories	766	(558)
Prepaid expenses and other current assets	(5,667)	(2,402)
Other assets	(1,402)	2
Accounts payable	(16,458)	8,652
Accrued and other liabilities	15,030	7,504
Deferred revenue	1,870	1,128
Net cash provided by operating activities	63,248	76,161

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(133,705)	(5,981)
Purchases of property and equipment	(23,149)	(14,405)
Capitalization of software and website development costs	(10,050)	(7,405)
Proceeds from sale of equipment	676	2,476
Proceeds from the sale of auction rate securities	-	47,925
Net cash (used in) provided by investing activities	(166,228)	22,610

Cash flows from financing activities:
Principal payments of capital lease obligations	(6)	(9)
Proceeds from issuance of common stock upon exercise of stock options	22,277	14,703
Excess tax benefits from stock-based compensation	8,380	5,967
Net cash provided by financing activities	30,651	20,661

Net (decrease) increase in cash and cash equivalents	(72,329)	119,432
Cash and cash equivalents, beginning of period	252,244	132,812
Cash and cash equivalents, end of period	$179,915	$252,244

Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	412	556

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2011		2010		2011		2010

User Metrics - Shutterfly

Customers	2,800,456		2,280,815		4,863,944		4,069,020
year-over-year growth	23%		23%		20%		24%

Orders	4,572,872		3,691,558		11,258,967		9,203,925
year-over-year growth	24%		21%		22%		17%

Average order value	$43.05		$44.41		$32.57		$32.88
year-over-year growth	-3%		5%		-1%		7%

Average orders per customer	1.6	x	1.6	x	2.3	x	2.3	x

Average order value excludes commercial printing revenue.

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2011		2010		2011		2010
					(Pro-Forma)
User Metrics - Tiny Prints

Customers	464,809		370,528		1,030,221		759,417
year-over-year growth	25%				36%

Orders	617,071		464,755		1,417,488		919,840
year-over-year growth	33%				54%

Average order value (excluding 1:1 greeting cards)	$116.81		$106.62		$110.63		$102.40
year-over-year growth	10%				8%

Average orders per customer	1.3	x	1.3	x	1.4	x	1.2	x

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending March 31, 2012

Net revenues	$83.0	$85.0	-	-		$83.0	$85.0
Gross profit margin	42.0%	43.0%	2.5%	2.5%	[a]	44.5%	45.5%
Operating loss	$(28.0)	$(25.0)	$13.0	$13.0	[b]	$(15.0)	$(12.0)
Operating margin	(34%)	(29%)	16%	15%	[b]	(18%)	(14%)

Stock-based compensation	$9.0	$9.0	$9.0	$9.0		-	-
Amortization of intangible assets	$4.0	$4.0	$4.0	$4.0		-	-

Adjusted EBITDA*						$(8.0)	$(6.5)

Diluted loss per share	$(0.43)	$(0.31)
Diluted shares	35.9	35.9
Effective tax rate	45%	55%

Twelve Months Ending December 31, 2012

Net revenues	$550.0	$560.0	-	-		$550.0	$560.0
Gross profit margin	52.0%	54.0%	1.0%	2.0%	[c]	53.0%	$56.0%
Operating income	$17.0	$24.0	$47.0	$47.0	[d]	$64.0	$71.0
Operating margin	3%	4%	9%	9%	[d]	12%	13%

Stock-based compensation	$31.4	$31.4	$31.4	$31.4		-	-
Amortization of intangible assets	$15.6	$15.6	$15.6	$15.6		-	-

Adjusted EBITDA*						$94	$101
Adjusted EBITDA* margin						17.0%	18.0%

Diluted earnings per share	$0.25	$0.28
Diluted shares	38.9	38.9
Effective tax rate	45%	55%

Capital expenditures - % of net revenues	7.0%	7.5%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $500k and amortization of purchased intangible assets of approximately $1.4 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $9.0 million and amortization of purchased intangible assets of approximately $4.0 million
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $1.7 million and amortization of purchased intangible assets of approximately $6.5 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $31.4 million and amortization of purchased intangible assets of approximately $15.6 million.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2010	2011

GAAP gross profit	$23,164	$23,628	$24,052	$102,372	$27,683	$35,883	$34,876	$155,286	$173,216	$253,728
Stock-based compensation	131	129	120	128	175	754	584	625	508	2,138
Amortization of intangible assets	556	552	541	646	611	1,345	1,417	1,425	2,295	4,798

Non-GAAP gross profit	$23,851	$24,309	$24,713	$103,146	$28,469	$37,982	$36,877	$157,336	$176,019	$260,664

Non-GAAP gross profit margin	52%	52%	50%	62%	50%	50%	48%	60%	57%	55%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2010	2011

GAAP operating income (loss)	$(7,963)	$(9,780)	$(7,977)	$50,495	$(12,986)	$(21,540)	$(22,692)	$72,609	$24,775	$15,391
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	9,822	6,714	16,366	33,870
Amortization of intangible assets	647	642	603	651	719	3,487	3,961	3,969	2,543	12,136

Non-GAAP operating income (loss)	$(2,942)	$(5,079)	$(3,508)	$55,213	$(7,032)	$(5,954)	$(8,909)	$83,292	$43,684	$61,397

Non-GAAP operating margin	(6%)	(11%)	(7%)	33%	(12%)	(8%)	(12%)	32%	14%	13%

Shutterfly, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2010	2011

GAAP net income (loss)	$(4,731)	$(5,885)	$(4,770)	$32,513	$(7,760)	$(3,650)	$(9,953)	$35,411	$17,127	$14,048
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	9,822	6,714	16,366	33,870
Amortization of intangible assets	647	642	603	651	719	3,487	3,961	3,969	2,543	12,136
Related income taxes	(2,028)	(1,945)	(1,908)	(2,064)	(2,587)	(15,862)	(9,102)	7,736	(7,945)	(19,815)

Non-GAAP net income (loss)	$(1,738)	$(3,129)	$(2,209)	$35,167	$(4,393)	$(3,926)	$(5,272)	$53,830	$28,091	$40,239

Diluted net income (loss) per share:
GAAP	$(0.18)	$(0.22)	$(0.17)	$1.09	$(0.27)	$(0.11)	$(0.29)	$0.97	$0.59	$0.40
Non-GAAP	$(0.07)	$(0.12)	$(0.08)	$1.18	$(0.15)	$(0.12)	$(0.15)	$1.48	$0.96	$1.15

Shares used in GAAP and non- GAAP diluted net income (loss)
per-share calculation	26,238	26,952	27,292	29,924	28,674	33,160	34,576	36,490	29,249	35,007

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2010	2011

GAAP benefit (provision) for income taxes	$3,011	$3,722	$3,181	$(18,002)	$5,212	$17,884	$12,734	$(37,144)	$(8,088)	$(1,314)
Income taxes associated with certain non-GAAP entries	(2,028)	(1,945)	(1,908)	(2,064)	(2,587)	(15,862)	(9,102)	7,736	(7,945)	(19,815)

Non-GAAP benefit (provision) for income taxes	$983	$1,777	$1,273	$(20,066)	$2,625	$2,022	$3,632	$(29,408)	$(16,033)	$(21,129)

GAAP income (loss) before income taxes	$(7,742)	$(9,607)	$(7,951)	$50,515	$(12,972)	$(21,534)	$(22,687)	$72,555	$25,215	$15,362
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	9,822	6,714	16,366	33,870
Amortization of intangible assets	647	642	603	651	719	3,487	3,961	3,969	2,543	12,136

Non-GAAP income (loss) before income taxes	$(2,721)	$(4,906)	$(3,482)	$55,233	$(7,018)	$(5,948)	$(8,904)	$83,238	$44,124	$61,368

GAAP effective tax rate	39%	39%	40%	36%	40%	83%	56%	51%	32%	9%

Non-GAAP effective tax rate	36%	36%	37%	36%	37%	34%	41%	35%	36%	34%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2010	2011

GAAP net income (loss)	$(4,731)	$(5,885)	$(4,770)	$32,513	$(7,760)	$(3,650)	$(9,953)	$35,411	$17,127	$14,048
Interest expense	21	21	-	-	-	-	-	64	42	64
Interest and other income, net	(242)	(194)	(26)	(20)	(14)	(6)	(5)	(10)	(482)	(35)
Tax benefit (provision)	(3,011)	(3,722)	(3,181)	18,002	(5,212)	(17,884)	(12,734)	37,144	8,088	1,314
Depreciation and amortization	7,020	6,949	6,321	5,682	5,833	9,159	9,534	9,926	25,972	34,452
Stock-based compensation	4,374	4,059	3,866	4,067	5,235	12,099	9,822	6,714	16,366	33,870

Non-GAAP Adjusted EBITDA	$3,431	$1,228	$2,210	$60,244	$(1,918)	$(282)	$(3,336)	$89,249	$67,113	$83,713

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2010	2010	2010	2010	2011	2011	2011	2011	2010	2011

Net cash provided by (used in) operating activities	$(28,264)	$5,101	$5,271	$94,053	$(52,849)	$(5,165)	$(1,577)	$122,839	$76,161	$63,248
Interest expense	21	21	-	-	-	-	-	64	42	64
Interest and other income, net	(242)	(194)	(26)	(20)	(14)	(6)	(5)	(10)	(482)	(35)
Tax benefit (provision)	(3,011)	(3,722)	(3,181)	18,002	(5,212)	(17,884)	(12,734)	37,144	8,088	1,314
Changes in operating assets and liabilities	33,153	(1,969)	(2)	(46,196)	55,702	23,217	8,962	(74,815)	(15,014)	13,066
Other adjustments	1,774	1,991	148	(5,595)	455	(444)	2,018	4,027	(1,682)	6,056
Non-GAAP Adjusted EBITDA	3,431	1,228	2,210	60,244	(1,918)	(282)	(3,336)	89,249	67,113	83,713
Less: Purchases of property and equipment	(5,534)	(4,010)	(2,729)	(2,688)	(5,446)	(3,811)	(9,310)	(4,994)	(14,961)	(23,561)
Less: Capitalized technology & development costs	(802)	(1,247)	(2,559)	(2,797)	(2,318)	(2,726)	(2,833)	(2,173)	(7,405)	(10,050)

Free cash flow	$(2,905)	$(4,029)	$(3,078)	$54,759	$(9,682)	$(6,819)	$(15,479)	$82,082	$44,747	$50,102